JPMORGAN CHASE BANK SECURITIES LENDING AGREEMENT

                               AMENDMENT NO. 1 TO
                                   SCHEDULE A

      THIS AMENDMENT, dated July 17, 2003, amends the Schedule A of the Securities Lending Agreement, dated December 22, 1998 as amended on October 1, 2002 ("Agreement"), between those registered investment companies listed on Schedule A to the Agreement (each a "Customer"), having a place of business at 2005 Market Street, Philadelphia, PA 19103, and JPMorgan Chase Bank ("Bank"), having a place of business at 270 Park Ave., New York, N.Y. 10017-2070.

Currently Lending:
                                                               -----------------
                                                                   Approved
                                                               -------- --------
Titan                                                             Yes      No
-----                                                          -------- --------
P50665                           VIP LARGE CAP VALUE SERIES        X
                                                               -------- --------
P50669                           VIP BALANCED SERIES               X
                                                               -------- --------
P50670                           VIP GROWTH OPPORTUNITIES SERIES   X
                                                               -------- --------
P50671                           DELAWARE DELCHESTER FUND          X
                                                               -------- --------
P50672                           VIP TREND SERIES                  X
                                                               -------- --------
P50676                           DELAWARE BALANCED FUND            X
                                                               -------- --------
P50677                           DELAWARE DEVON FUND               X
                                                               -------- --------
P50684                           DELAWARE GROWTH OPPORTUNITIES
                                 FUND                              X
                                                               -------- --------
P50685                           DELAWARE SMALL-CAP VALUE FUND     X
                                                               -------- --------
P82406                           DELAWARE TREND FUND               X
                                                               -------- --------
P82404                           DELAWARE DECATUR EQUITY
                                 INCOME FUND                       X
                                                               -------- --------
P82405                           DELAWARE GROWTH & INCOME FUND     X
                                                               -------- --------
P50679                           DELAWARE REIT FUND                X
                                                               -------- --------
P50673 (Subject to               VIP SMALL CAP VALUE SERIES        X
        Restriction 1)                                         -------- --------
P50683                           DELAWARE INVESTMENTS DIVIDEND
                                 AND INCOME, INC.                  X
                                                               -------- --------


                                                               -------- --------
N/A                              OPTIMUM FIXED INCOME FUND         X
                                                               -------- --------
N/A                              OPTIMUM INTERNATIONAL FUND        X
                                                               -------- --------
N/A                              OPTIMUM LARGE CAP GROWTH FUND     X
                                                               -------- --------
N/A                              OPTIMUM LARGE CAP VALUE FUND      X
                                                               -------- --------
N/A                              OPTIMUM SMALL CAP GROWTH FUND     X
                                                               -------- --------
N/A                              OPTIMUM SMALL CAP VALUE FUND      X
                                                               -------- --------


                                                               -----------------
International                                                       Approved
                                                               -----------------
Titan                     GTI                                     Yes      No
                          ---                                  -------- --------
P81294                   7689   VIP INTERNATIONAL EQUITY SERIES    X
                                                               -------- --------
P81295                   7690   DPT INTERNATIONAL EQUITY
                                PORTFOLIO                          X
                                                               -------- --------
P81296                   7691   DPTGLOBAL FIXED INCOME
                                PORTFOLIO                          X
                                                               -------- --------
P81297                   7692   DPT LABOR SELECT INT'L EQUITY
                                PORTFOLIO                          X
                                                               -------- --------
P81298                   7693   DELAWARE  INTERNATIONAL VALUE
                                EQUITY FUND                        X
                                                               -------- --------

                                                               -----------------
International (Continued)                                           Approved
                                                               -----------------
Titan                     GTI                                    Yes      No
                          ---                                  -------- --------
P81776 (Subject to       9849    DPT EMERGING MARKETS PORTFOLIO   X
       Restriction 2)                                          -------- --------
P82424                  13852    DELAWARE GLOBAL DIVIDEND AND
                                 INCOME FUND, INC.                X
                                                               -------- --------


AGREED AND ACCEPTED:

CUSTOMER                                      JPMORGAN CHASE BANK


By:      Michael P. Bishof                    By:    Christopher Martin
         --------------------------------            --------------------------
Name:    Michael P. Bishof                    Name:  Christopher Martin
Title:   Senior Vice President/Treasurer      Title: Vice President
Date:    July 17, 2003                        Date:
                                                     --------------------------